SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential,for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Under Rule 14a-12

AMERIGROUP CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 10, 2003

Dear Stockholder:

You are cordially invited to attend AMERIGROUP Corporation’s second annual meeting of stockholders, which will be held on May 13, 2003 at 10:00 a.m., local time, at the Sheraton Oceanfront Hotel, located at 36th and Boardwalk, Virginia Beach, Virginia 23451 in the Cape Hatteras Room. After the formal business session, there will be a report on the state of the Company and a brief question and answer session.

The attached notice and proxy statement describe the items of business to be transacted at the annual meeting. Your vote is important, regardless of the number of shares you own. I urge you to vote now, even if you plan to attend the annual meeting. Please follow the instructions on the enclosed proxy card.

Remember, you can always vote in person at the annual meeting even if you have voted by proxy if you are a stockholder of record or have a legal proxy from a stockholder of record. Thank you for your interest in our Company.

Sincerely,

AMERIGROUP Corporation

Jeffrey L. McWaters

Chairman and Chief Executive Officer

4425 Corporation Lane

Virginia Beach, VA 23462

PROXY STATEMENT AND

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, MAY 13, 2003

The annual meeting of stockholders of AMERIGROUP Corporation will be held in the Cape Hatteras Room at the Sheraton Oceanfront Hotel, located at 36th and Boardwalk, Virginia Beach, Virginia 23451 on Tuesday, May 13, 2003 at 10 a.m., local time. Doors to the meeting will open at 9:30 a.m. The annual meeting will be held for the following purposes:

1.	To elect two directors to the Board of Directors for three-year terms ending in 2006;

2.	To approve the 2003 Equity Incentive Plan;

3.	To approve the 2003 Cash Incentive Plan;

4.	To ratify the appointment by the Board of Directors of KPMG LLP as our independent auditors for the year ending December 31, 2003; and

5.	To transact such other business that may properly be brought before the meeting or any adjournment or postponement thereof.

Notice of the annual meeting has been sent to all holders of record of AMERIGROUP’s common stock at the close of business on March 21, 2003. All holders of record as of March 21, 2003 will be entitled to attend and vote at the meeting.

A copy of our 2002 Annual Report is being mailed together with this proxy material. Any stockholder who desires additional copies may obtain one without charge by sending a request to the Company, c/o Investor Relations, AMERIGROUP Corporation, 4425 Corporation Lane, Virginia Beach, VA 23462.

By Order of the Board of Directors,

STANLEY F. BALDWIN

Senior Vice President,

General Counsel and Secretary

Virginia Beach, Virginia

April 10, 2003

AMERIGROUP CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

MAY 13, 2003

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement has been sent to you to solicit your vote at the annual meeting of stockholders of AMERIGROUP Corporation to be held in the Cape Hatteras Room of the Sheraton Oceanfront Hotel, located at 36th and Boardwalk, Virginia Beach, Virginia 23451 on Tuesday, May 13, 2003 at 10 a.m., local time, or any adjournment or postponement thereof, for the purposes set forth in the accompanying notice. Our Board of Directors is soliciting the accompanying form of proxy and urges you to sign the proxy, fill in the date, and return it immediately. The prompt cooperation of stockholders is necessary in order to ensure a quorum and to avoid expense and delay. References in this proxy statement to “the Company,” “we,” “us” and “our” refer to AMERIGROUP Corporation.

Notice of the annual meeting has been sent to all stockholders of record of our common stock who held such shares of stock at the close of business on March 21, 2003. You may vote your shares if you were a stockholder of record of our common stock on that date. Each share is entitled to one vote at the meeting. At the close of business on March 21, 2003, there were 20,636,936 outstanding shares of our common stock, par value $0.01 per share. The presence, in person or by properly executed proxy, of the holders of a majority of the shares outstanding is necessary to constitute a quorum at the annual meeting. Directors are elected by a plurality of the votes cast, and the two nominees who receive the greatest number of votes cast for election of directors at the annual meeting will be elected. The approval by shareholders of the 2003 Equity Incentive Plan and the 2003 Cash Incentive Plan and the ratification by shareholders of the appointment of the Company’s auditors, each require the affirmative vote of the holders of a majority of all shares present and entitled to vote.

Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. In the election of directors, broker non-votes will be disregarded and have no effect on the outcome of the vote. With respect to the approval of the 2003 Equity Incentive Plan and the 2003 Cash Incentive Plan and the ratification of the appointment of auditors, abstentions from voting will have the same effect as voting against such matter and broker non-votes will be disregarded and have no effect on the outcome of the vote.

This proxy statement and the accompanying proxy materials are being mailed to stockholders on or about April 10, 2003.

All holders of record of our common stock as of the close of business on March 21, 2003 will be entitled to attend and vote at the meeting. You may vote your shares either by proxy or in person, as follows:

■ By	Proxy: You can vote by completing, signing and dating the enclosed proxy card and returning it by mail in the postage paid envelope provided. The instructions for voting are contained on the enclosed proxy card. The individuals named on the card are your proxies. They will vote your shares as you indicate. If you sign your card without indicating how you wish to vote, all of your shares will be voted:

■ FOR	all of the nominees for Director;

■ FOR	approval of the 2003 Equity Incentive Plan;

■ FOR	approval of the 2003 Cash Incentive Plan;

■ FOR	ratification of the appointment of KPMG LLP as our independent auditors to serve for the 2003
fiscal	year; and

■ At	the discretion of your proxies, on any other matters that may be properly brought before the annual meeting.

■ In	Person: You may attend the annual meeting and vote in person.

You may revoke your proxy before it is voted at the meeting by either filing a written notice of revocation dated after the proxy date with American Stock Transfer & Trust Company in its capacity as our transfer agent or by sending to American Stock Transfer & Trust Company a later-dated proxy for the same shares of common stock. You may also revoke your proxy by attending the annual meeting and voting in person at the annual meeting. The mailing address for American Stock Transfer & Trust Company is 5559 Maiden Lane, New York, NY 10038.

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, please sign and return all proxy cards. We encourage you to have all accounts registered in the same name and address whenever possible. You can accomplish this by contacting our transfer agent, American Stock Transfer & Trust Company, at 212-936-5100 or 800-937-5449.

All expenses of soliciting proxies, including clerical work, printing and postage, will be paid by the Company. Such solicitation will be made by mail and may also be made by directors, officers and employees of the Company personally or by telephone, facsimile or other electronic means, without additional compensation. The Company will also reimburse brokers and other persons holding shares in their names or in the names of nominees for their reasonable expenses for sending material to principals and obtaining their proxies. The Company has retained Morrow & Co., Inc. to aid in the solicitation of proxies. It is estimated that the fee for Morrow & Co., Inc. will be approximately $5,000 plus reasonable out-of-pocket costs and expenses. Such fees will be paid by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of February 28, 2003(1), by (i) each named executive officer listed in the Summary Compensation Table, (ii) each of our directors, (iii) all directors and executive officers as a group and (iv) stockholders holding 5% or more of our outstanding common stock based on information previously provided to the Company by the beneficial owner.

Name	Number of Shares	Percent
Jeffrey L. McWaters(2)(3)	583,958	2.8%
Carlos A. Ferrer(4)	118,194	*
William J. McBride(2)(5)	73,875	*
Uwe E. Reinhardt, Ph.D.(6)	40,000	*
Richard D. Shirk(2)(7)	22,000	*
Wasatch Advisors, Inc.(8)	2,883,113	14.0%
Wellington Management Company, LLP(9)	1,704,450	8.3%
RS Investments(10)	1,411,000	6.8%
Theodore M. Wille, Jr.(2)(11)	111,100	*
Lorenzo Childress, Jr., M.D.(2)(12)	117,500	*
Scott M. Tabakin (2)(13)	45,452	*
Scott S. Pickens (2)(14)	55,658	*
All executive officers and directors as a group (17 persons)	1,542,285	7.1%

* Represents beneficial ownership of less than one percent.

(1)	This table does not include any shares owned by C. Sage Givens or Charles W. Newhall, III, each of whom were a member of the Board of Directors of AMERIGROUP until they resigned on March 28, 2003.
(2)	The address for this person is c/o AMERIGROUP Corporation, 4425 Corporation Lane, Suite 300, Virginia Beach, VA 23462.
(3)	Includes options to purchase 427,458 shares of common stock.
(4)	Represents securities owned by FFC Partners I, L.P. and Mr. Ferrer. Mr. Ferrer is a general partner of Ferrer Freeman & Company, LLC, and shares investment and voting power in respect to the securities beneficially owned by these funds. Mr. Ferrer’s address is c/o Ferrer Freeman & Company, LLC, 10 Glenville Street, Greenwich, CT 06831.
(5)	Includes options only.
(6)	Includes options only. Dr. Reinhardt’s address is 351 Wallace Hall, Princeton University, Princeton, NJ 08544.
(7)	Includes options to purchase 20,000 shares of common stock.
(8)	Represents securities owned by Wasatch Advisors, Inc. (“Wasatch”) on December 31, 2002, as derived from information that Wasatch has reported in a Schedule 13G under the Securities Exchange Act of 1934, as amended (“the Exchange Act”), filed with the Securities and Exchange Commission, (“SEC”) on February 12, 2003. Such Schedule 13G indicates that Wasatch, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, owns approximately 14.0 percent of the outstanding shares of AMERIGROUP. Wasatch manages five mutual funds and also acts as an investment advisor to unaffiliated clients (“Accounts”) that have large portfolios of stocks, such as pension and retirement funds. AMERIGROUP’s common stock is held in three different Wasatch mutual funds as well as by a number of Accounts. Approximately 60 percent of the shares are held by three different funds: the Wasatch Small Cap Growth Fund, the Wasatch Core Growth Fund and the Wasatch Micro Cap Fund. Taken together these funds own approximately 7.8 percent of AMERIGROUP’s common stock. No individual fund holds 5 percent or more of AMERIGROUP’s common stock. Each of these funds has a separate manager who has the authority to vote the shares as he or she sees fit. The remaining shares of AMERIGROUP common stock are held in the Accounts for which Wasatch provides advisory services. The principal business address for Wasatch is 150 Social Hall Avenue, Salt Lake City, UT 84111.

(9)	As of December 31, 2002, based on the Schedule 13G filed by Wellington Management Company, LLP (“WMC”). WMC is a registered investment advisor under the Investment Advisers Act of 1940, as amended. As of December 31, 2002, WMC, in its capacity as investment advisor, may be deemed to have beneficial ownership of 1,704,450 shares of common stock that are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent of the class. WMC has shared voting authority over 1,453,630 shares and no voting authority over 250,820 shares, based on information provided to the Company by Wellington Management Company, LLP.
(10)	Represents securities owned by RS Investment Management Co. LLC (“RS”) as of December 31, 2002, as derived from information RS has reported in a Schedule 13G under the Exchange Act, filed with the SEC on February 14, 2003. RS, an investment advisor in accordance with section 240.13d-1(b)(1)(ii)(E), owns approximately 6.8 percent of the outstanding shares of AMERIGROUP. RS manages multiple mutual funds and also acts as an investment advisor to unaffiliated clients that have large portfolios of stocks, such as pension and retirement funds. AMERIGROUP’s common stock is held in several different RS mutual funds as well as by a number of Accounts. No individual fund holds 5 percent or more of AMERIGROUP’s common stock. Each of these funds has a separate manager who has the authority to vote the shares as he or she sees fit. The remaining shares of AMERIGROUP common stock are held in the Accounts for which RS provides advisory services. The principal business address for RS is 388 Market Street, San Francisco, CA 94111.
(11)	Includes options to purchase 15,200 shares of common stock.
(12)	Includes options to purchase 87,504 shares of common stock.
(13)	Includes options to purchase 38,875 shares of common stock.
(14)	Includes options to purchase 41,417 shares of common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and Directors and persons who own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Executive officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish to us copies of all Section 16(a) forms they file. Based solely on a review of the copies of Section 16(a) forms furnished to us and written representations from certain reporting persons that no other filings were required for those persons, we believe that all the Section 16(a) filing requirements applicable to our executive officers, Directors and greater than ten percent stockholders were complied with for year 2002, except that Mr. William McBride, a member of the Board of Directors of the Company, did not timely report on Form 4 an acquisition of 6,887 shares received pursuant to a pro-rata distribution from a limited partnership of which Mr. McBride is a non-managing member, Mr. Herman Wright, Chief Marketing Officer, did not timely report on Form 4 an exercise of 30,625 shares, Ms. Kathleen Toth, Chief Accounting Officer, did not timely report on Form 4 an acquisition of 226 shares, Ms. Sherri Lee, Treasurer, did not timely report on Form 4 an acquisition of 80 shares and Mr. Scott Tabakin, Chief Financial Officer, did not timely report on Form 4 an acquisition of 153 shares.

PROPOSAL #1:    ELECTION OF DIRECTORS

The Company’s Board of Directors currently has five members, only one of whom, Mr. McWaters, is an employee of the Company. On March 28, 2003, each of C. Sage Givens and Charles W. Newhall, III resigned from the Board of Directors of the Company. The vacancies on the Board were not filled, and, in accordance with the Company’s Amended and Restated Certificate of Incorporation, the size of the Board was reduced from seven to five members.

The Company’s Amended and Restated Certificate of Incorporation provides for a Board of Directors divided into three classes, as nearly equal in number as the then total number of Directors constituting the entire Board permits, with the term of office of one class expiring each year at the annual meeting. Each class of Directors is elected for a term of three years, except in the case of elections to fill vacancies or newly appointed Directorships.

Two Directors will be elected at the annual meeting to serve until the annual meeting of stockholders in 2006 and until the election and qualification of their successors, or their earlier death, resignation or removal. Unless otherwise indicated on any proxy, the Board of Directors intends to vote the shares represented by proxies received by the Board for each of the nominees whose biographical information appears in the section immediately following. Each of the nominees are now serving as a director of the Company. Both nominees have consented to serve if elected. However, if at the time of the meeting any nominee is unable or unwilling to serve, the proxies will be voted for such other person as the Board of Directors may designate. Mr. Ferrer has informed the Company that other professional commitments may result in his being unable to serve a full three-year term. The Board of Directors nevertheless recommends that the stockholders vote for re-election of Mr. Ferrer. If Mr. Ferrer resigns as director before his term expires, the Board of Directors would seek to fill the vacancy with an appropriately qualified replacement.

VOTE REQUIRED

Directors will be elected by a plurality of the votes cast. The Board of Directors unanimously recommends that you vote FOR the election to the Board of Directors of each of the two nominees identified below.

NOMINEES FOR DIRECTOR

(Terms to expire in 2006)

Carlos A. Ferrer

Mr. Ferrer, age 49, has been one of our Directors since 1996. Mr. Ferrer is a General Partner of Ferrer Freeman & Company, LLC, a private equity firm founded in 1995 that manages funds dedicated to investing in the health care industry.

William J. McBride

Mr. McBride, age 58, has been one of our Directors since 1995. Mr. McBride has been retired since 1995. Prior to that, Mr. McBride was President, Chief Operating Officer and a director of Value Health, Inc. and President and Chief Executive Officer of CIGNA Healthplans, Inc. Mr. McBride also serves on the board of directors of VistaCare, Inc. and a number of privately held companies.

DIRECTORS CONTINUING IN OFFICE

Jeffrey L. McWaters

Mr. McWaters, age 46, has been our Chairman of the Board of Directors and Chief Executive Officer since he founded our Company in December 1994. From 1991 to 1994, Mr. McWaters served as President and Chief Executive Officer of Options Mental Health, a national managed behavioral health care company and prior to that, in various senior-operating positions with EQUICOR–Equitable HCA Corporation and CIGNA HealthCare. Mr. McWaters is a member of the Board of Visitors of the College of William and Mary and a director of the American Association of Health Plans. His term as Director expires in 2004.

Uwe E. Reinhardt, Ph.D.

Dr. Reinhardt, age 65, joined the Board of Directors in 2002. He is the James Madison professor of Political Economy and Professor of Economics and Public Affairs of Princeton University, a Trustee of Duke University and of its Duke University Health System, a Trustee of the H&Q Healthcare Investors and H&Q Life Sciences Investors, and a member of the Editorial Board of the Journal of the American Medical Association, Health Affairs and several other journals. Dr. Reinhardt serves on the Board of Boston Scientific Corporation and Triad Hospitals, Inc. He is a Commissioner on the Henry J. Kaiser Family Foundation’s Commission on Medicaid and the Uninsured. Until 2002, he had served for five years on the Center for Health Care Strategies, a non-profit think tank focused on improving managed-care techniques for the Medicaid and SCHIP populations.

Richard D. Shirk

Mr. Shirk, age 57, joined the Board of Directors in 2002. Mr. Shirk has been retired since April 2002. Prior to that, Mr. Shirk served as Chairman, Chief Executive Officer and President of the holding company, Cerulean Companies, and was president and chief executive officer of Blue Cross Blue Shield of Georgia. He has also held senior executive positions with Cigna Healthcare, Equicor and The Equitable. In addition, Mr. Shirk serves on the Board of Directors of the SSgA funds, the Healthcare Georgia Foundation and privately held companies. His term as Director expires in 2005.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors met six times in 2002. There were four Regular and two Special Board Meetings. No incumbent director attended less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which he or she served, if any, during his or her tenure as director.

The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. The Audit Committee approves the scope of audits and other services to be performed by the Company’s independent and internal auditors; considers whether the performance of any professional service by the auditors other than services provided in connection with the audit function could impair the independence of the outside auditors; reviews the results of internal and external audits, the accounting principles applied in financial reporting, and financial and operational controls; and reviews interim audited financial statements each quarter before the Company files its Form 10-K and Form 10-Q with the SEC. The Compensation Committee considers management proposals relating to compensation, reviews and makes recommendations to the Board of Directors with respect to compensation and benefit issues, and administers the terms of performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Audit Committee

The Audit Committee of the Board of Directors is composed of three independent Directors, who qualify as “independent” under Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards and operates under a charter adopted by the Board of Directors (attached as Exhibit A hereto). These Directors are Carlos A. Ferrer, Uwe E. Reinhardt, Ph.D. and William J. McBride, with Mr. McBride serving as the Chairperson. Charles W. Newhall, III served as a member of the Audit Committee until November 5, 2002, at which time he resigned as a member of the committee and Dr. Reinhardt was elected by the Board of Directors to serve in his place. The Board of Directors has determined that at least one independent member of the Audit Committee, William J. McBride, has accounting or related financial management expertise. The independent and internal auditors have unrestricted access to the Audit Committee and vice versa. The Audit Committee met six times in 2002. No membership changes are contemplated for 2003.

The Audit Committee Report

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of, and for, the year ended December 31, 2002.

At its meeting on March 10, 2003, the Audit Committee discussed with the Company’s independent auditors, KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with the auditors the auditor’s independence. The Audit Committee considered whether the provision of non-financial audit services was compatible with KPMG’s independence in performing audit services.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 which was filed with the Securities and Exchange Commission on March 14, 2003.

Members of the Audit Committee:

William J. McBride (Chairperson)

Carlos A. Ferrer

Uwe E. Reinhardt, Ph.D.

COMPENSATION OF DIRECTORS

Directors who are officers or employees of the Company receive no compensation for service as a member of the Board of Directors. Directors who are not officers or employees of the Company receive a quarterly retainer of $2,500 and $2,500 for each Regular Board meeting that they attend in person. Directors are not compensated for participating in Special Board meetings or participating in Regular Board Meetings by conference call, unless an exception is granted by the Chairman of the Board of Directors. The Chairman of the Audit Committee receives an additional retainer of $1,000 per quarter. Directors are not separately compensated for participation or attendance at Committee meetings.

In February 2002, the Company granted to Dr. Uwe E. Reinhardt an option to purchase 40,000 shares of common stock under our 2000 Equity Incentive Plan at an exercise price of $21.25 per share, subject to his agreement to serve on our Board of Directors, which occurred in March 2002. Options covering 20,000 of the shares were vested as of the date of grant, and the remaining 20,000 vested on February 7, 2003. In August of 2002, the Company granted to Richard D. Shirk an option to purchase 40,000 shares of common stock under the 2000 Equity Incentive Plan at an exercise price of $24.92 per share upon Mr. Shirk’s election to the Board of Directors. Options covering 20,000 of the shares were vested on the date of grant, with the remaining 20,000 vesting on the first anniversary of the grant, assuming continued service as a director.

EXECUTIVE OFFICER COMPENSATION

The table below sets forth a summary of the compensation the Company paid for the last three fiscal years to the Chief Executive Officer and to the four additional most highly compensated persons serving as executive officers (collectively with the Chief Executive Officer, the “Named Executive Officers”) at the end of the last fiscal year.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Securities Underlying Options (#)	All Other Compensation ($)(4)
Jeffrey L. McWaters	2002	560,083	1,350,000	—		100,000	1,000
Chairman and Chief Executive	2001	437,419	950,000	3,952	(1)	50,000	4,195
Officer	2000	411,061	850,000	—		100,000	500
Scott M. Tabakin	2002	321,923	250,000	—		52,500	141
Senior Vice President,	2001	177,692	410,000	126,960	(2)	100,000	—
Chief Financial Officer	2000	—	—	—		—	—
Lorenzo Childress, Jr., M.D.	2002	306,901	250,000	—		20,000	1,295
Senior Vice President,	2001	283,041	400,000	—		17,500	1,000
Chief Medical Officer	2000	268,271	210,000	—		25,000	500
Scott S. Pickens	2002	267,600	250,000	—		21,000	1,172
Senior Vice President,	2001	257,354	410,000	—		12,500	2,000
Chief Information Officer	2000	129,808	176,000	94,334	(3)	37,500	500
Theodore M. Wille, Jr.	2002	291,530	235,000	—		21,000	1,272
Senior Vice President,	2001	281,031	410,000	—		10,000	1,000
Chief Operating Officer	2000	267,886	210,000	—		30,000	500

(1)	Compensation for the payment of taxes.
(2)	Compensation of $69,637 for relocation and $57,323 for payment of taxes.
(3)	Compensation of $58,874 for relocation and $35,460 for payment of taxes.
(4)	For 2002, compensation for corporate matching funds for the Company’s 401(k) retirement plan of $1,000 for Mr. McWaters, Mr. Childress, Mr. Pickens and Mr. Wille and for life insurance premiums.

The following table sets forth information concerning individual grants of stock options made during 2002 to the Named Executive Officers.

Option Grants In Last Fiscal Year

	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
Name					5% ($)	10% ($)
Jeffrey L. McWaters	100,000	9.3%	$21.25	02/07/12	1,336,401	3,386,703
Scott M. Tabakin	52,500	4.9%	$21.25	02/07/12	701,611	1,778,019
Theodore M. Wille, Jr.	21,000	1.9%	$21.25	02/07/12	280,644	711,208
Lorenzo Childress, Jr., MD	20,000	1.9%	$21.25	02/07/12	267,280	677,341
Scott S. Pickens	21,000	1.9%	$21.25	02/07/12	280,644	711,208

(1)
The options were granted on February 7, 2002. Options covering twenty percent (20%) of the shares were vested on the date of grant. Another five percent vested on April 1, 2002 and the remaining options vest in five percent increments each quarter thereafter.

(2)
Calculated based on the fair market value at the date of grant, which is equal to the exercise price. The amounts shown in these columns are the potential realizable value of options granted at assumed rates of stock price appreciation (5% and 10%) specified by the SEC, and have not been discounted to reflect the present value of such amounts. The assumed rates of stock price appreciation are not intended to forecast the future appreciation of the common stock.

The following table sets forth information concerning the exercise of stock options during 2002 by the Named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year–End Option Values

	Number of Shares Acquired on Exercise	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of In-the-Money Options at Fiscal Year-End ($) (2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Jeffrey L. McWaters	—	—	356,207	143,751	8,804,166	1,809,578
Scott M. Tabakin	40,000	664,024	8,375	104,125	75,878	1,380,873
Theodore M. Wille, Jr.	48,750	1,082,250	52,225	27,525	1,185,704	408,595
Lorenzo Childress, Jr., M.D.	32,496	797,106	59,378	33,126	1,310,963	538,321
Scott S. Pickens	8,933	134,442	24,042	38,025	322,146	496,850

(1)	This amount represents the aggregate market value of the common stock at the time each option was exercised less the aggregate exercise price of the option.
(2)	Value was calculated using the fair market value of $30.31 per share, which was the closing price on December 31, 2002.

EQUITY COMPENSATION PLAN INFORMATION

The following table is relevant to Proposal #2 relating to approval of the 2003 Equity Incentive Plan and Proposal #3 relating to approval of the 2003 Cash Incentive Plan. It provides information as of December 31, 2002 about the Company's common stock that may be issued to employees, consultants or members of the Board of Directors under all of our existing equity compensation plans, namely the 1994 Stock Plan, the 2000 Equity Incentive Plan and the Company's Employee Stock Purchase Plan:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1)
Equity compensation plans approved by security holders	2,414,934	$10.05	1,183,433
Equity compensation plans not approved by security holders	—	—	—

Total	2,414,934	$10.05	1,183,433

(1)	Includes a total of 635,907 shares not yet issued as of December 31, 2002 under the 1994 Stock Plan and 2000 Equity Incentive Plan and 547,526 shares not yet issued under the Employee Stock Purchase Plan.

AGREEMENTS WITH EMPLOYEES

Jeffrey L. McWaters.    The Company employs Mr. McWaters as its Chief Executive Officer and he serves as Chairman of the Board of Directors pursuant to an Amended and Restated Employment Agreement dated October 2, 2000 (the “Agreement”). The Agreement has an initial term of three years, commencing on October 28, 1999, and continues from year to year thereafter, unless earlier terminated as provided in the Agreement. Pursuant to the Agreement, as long as Mr. McWaters is employed with the Company, the Board of Directors agrees to employ Mr. McWaters as Chief Executive Officer and nominate him as a Director and Chairman of the Board of Directors. The Agreement relates primarily to termination provisions and provides the following:

•	Mr. McWaters may terminate his employment on 30 days’ written notice to us, and if termination is at his option (other than on account of “Changed Circumstances” as described below) he is not entitled to severance benefits.

•	The Company may terminate Mr. McWaters for cause upon 30 days’ written notice, in which event Mr. McWaters would not be entitled to severance benefits.

•	If the Company terminates Mr. McWaters without cause or if Mr. McWaters terminates his employment on account of Changed Circumstances, Mr. McWaters would be entitled to (1) 24 months of severance payments based on his then current base salary, (2) a lump sum payment equal to two times the average annual bonus paid to him in the immediately preceding three years, and (3) medical and other health insurance benefits for 24 months. “Changed Circumstances” for purposes of the Agreement means a significant reduction in Mr. McWaters’ responsibilities, including without limitation the hiring of another executive to whom Mr. McWaters is required to report.

•	If Mr. McWaters terminates his employment on account of Changed Circumstances, or if the Company terminates his employment without cause during the 16-month period beginning four months before a change of control, Mr. McWaters would be entitled to be paid an amount equal to (1) two times his then current gross annual base salary plus (2) two times the average annual bonus paid to him in the immediately preceding three years, reduced as necessary to avoid characterization as a “parachute payment” within the meaning of Section 280G of the Code. Payment would be made, at Mr. McWaters’ election, either in a lump sum or in up to 24 monthly installments. In addition, Mr. McWaters would be entitled to continued medical and other health insurance benefits for so long as any installment payments are being made.

Change of control for these purposes includes: (1) the acquisition by a person or group of 20% of the voting power of our outstanding securities, (2) either a majority of the Directors nominated at an annual meeting of stockholders being nominated by other than “incumbent Directors” (i.e., the Directors on October 2, 2000 and any Directors subsequently nominated by at least  2/3 of the then incumbent Directors) or the incumbent Directors’ ceasing to constitute a majority of the Directors, (3) stockholder approval of (A) a merger or other business combination where our outstanding stock immediately prior to such transaction does not continue to represent more than 50% of the surviving entity, (B) a complete liquidation of the Company, or (C) a sale of substantially all of the Company’s assets or (4) any other event that the Board of Directors determines to affect the control of the Company.

The Agreement further:

•	provides for a base annual salary of not less than $425,000, subject to adjustment from time to time by the Board of Directors, plus a discretionary bonus,

•	contains a non–compete clause that provides that, for 24 months following termination, Mr. McWaters may not (1) engage in any business activity related to Medicaid managed health care in the markets in which we operate, or (2) solicit, interfere with, influence or endeavor to entice any employee, customer or any independent contractor of the Company, or any organization that is considered a prospect of the Company’s by virtue of having established contact with the Company for the purpose of doing business, and

•	provides for indemnification of Mr. McWaters in his capacity as a Director or officer of the Company.

Lorenzo Childress, Jr., M.D.    The Company employs Dr. Childress as Chief Medical Officer pursuant to a letter agreement dated March 17, 1995. The letter agreement established Dr. Childress’ initial salary, option bonus opportunity, initial grant of options and reimbursement of relocation expenses. In addition, the Company agreed to provide to Dr. Childress three months base salary as severance payment in the event of the termination of his employment without cause.

Theodore M. Wille.    Mr. Wille has announced his intention to retire from the Company. In order to induce Mr. Wille to remain with the Company through a transition period, the Company has entered into an Employment Agreement with Mr. Wille dated November 25, 2002 (the “Retirement Agreement”). The Retirement Agreement provides for the continued employment of Mr. Wille through January 1, 2004, unless earlier terminated pursuant to the terms of the Retirement Agreement.

The Retirement Agreement generally provides the following with respect to regular compensation and benefits:

•	An annual base salary of $294,580 (subject to increase in the discretion of the Board of Directors based on Mr. Wille’s performance in 2002); and

•	Benefits generally available to other executive employees of the Company.

In the event that Mr. Wille remains an active full-time employee of the Company through December 31, 2003, retires effective January 1, 2004, and duly executes a release of claims against the Company in the form attached to the Retirement Agreement, he will be entitled to receive on January 2, 2004 (or if later, upon the effectiveness of the release):

•	A lump-sum payment in the amount of his base salary for 2003 (which shall be determined by annualizing his base salary (of at least $24,584.33) for December 2003;

•	A regular annual incentive bonus for 2003 of at least $125,000;

•	A special incentive bonus of at least $125,000 subject to his attainment of certain special performance objectives; and

•	A waiver by the Company of the noncompete restrictions otherwise imposed upon Mr. Wille under his Noncompetition, Nondisclosure and Developments Agreement with the Company (which agreement otherwise will remain in effect in accordance with its terms).

Mr. Wille may voluntarily terminate his employment with us upon 90 days notice. We may terminate Mr. Wille’s employment without cause upon 30 days notice. We may terminate Mr. Wille’s employment with cause (as defined in the Retirement Agreement) upon 10 days notice.

If Mr. Wille voluntarily terminates his employment prior to December 31, 2003, or if we terminate his employment with cause, Mr. Wille will be entitled to no further compensation or benefits under the Retirement Agreement (other than any unpaid salary and vacation pay through the date of termination). If we terminate Mr. Wille’s employment without cause, Mr. Wille will be entitled to (i) unpaid salary and vacation pay through the date of termination, (ii) upon effective execution of a release in a form attached to the Retirement Agreement, the amount of base salary he would have earned from the date of termination through December 31, 2003, had he remained employed, and (iii) the additional benefits described above to which he would have been entitled (payable at the same time and in the same manner) had he remained employed through December 31, 2003. Mr. Wille’s estate will be entitled to specified portions of such payments if Mr. Wille dies on or after July 31, 2003 and before December 31, 2003, upon effective execution by his estate of a release in a form attached to the Retirement Agreement.

REPORT OF THE COMPENSATION COMMITTEE

Overview

The Compensation Committee of the Board of Directors is currently composed of two independent Directors. These Directors are William J. McBride and Richard D. Shirk, with Mr. Shirk serving as the Chairperson.

Prior to their resignations on March 28, 2003, C. Sage Givens and Charles W. Newhall, III were both members of the Board of Directors and members of the Compensation Committee, with Ms. Givens serving as the Chairperson of the Compensation Committee. The vacancies on the Compensation Committee have not been filled.

The Compensation Committee is responsible for considering management proposals relating to compensation and reviewing and approving the compensation of the executive officers of the Company, including the Named Executive Officers. The Compensation Committee will also be responsible for administering any awards under our 2003 Equity Incentive Plan and 2003 Cash Incentive Plan (which are described more fully as part of Proposals #2 and #3 beginning on pages 17 and 22, respectively) that are intended to qualify for the performance-based compensation exception under Section 162(m) of the Code. This Committee met six times in 2002. The key components of the Company’s executive compensation program are base salary, annual incentive compensation and equity compensation in the form of stock option grants. Each member of the Compensation Committee is an independent non-employee Director who has never been an employee of the Company. The Compensation Committee utilizes independent compensation consultants for the purpose of understanding market pay levels and trends.

Compensation Philosophy

The Company’s executive compensation program is designed to allow the Company to be competitive in the marketplace with respect to attracting, retaining and motivating executive officers. The marketplace for executive talent is viewed to be companies generally engaged in the health care and insurance industries (including some, but not all, of the companies that are included in the peer group indices in the “Performance Graph” on  page 16) as well as firms in general industry of similar size and scope. The current program emphasizes pay-for-performance elements, such as annual cash incentives and stock option grants. While compensation surveys and other externally available pay information are used to understand the relevant labor markets and as guidelines for reasonableness, corporate, health plan and individual performance are the most important determinants in developing individual pay amounts.

Base Salary Compensation

Base salary compensation for executive officers is determined by an assessment of all of the following:

■	overall Company performance (financial and non-financial),

■	executive officer performance, experience and responsibilities, and

■	applicable market pay information.

The Compensation Committee believes that current base salaries for all Named Executive Officers are at or below median market levels, which is consistent with the Company’s philosophy of rewarding performance through incentive compensation.

The Chairman’s Bonus Plan

The Chairman’s Bonus Plan (the “Bonus Plan”) is an annual plan designed to reward the Company’s management, including its Chief Executive Officer and its executive officers, for the attainment of corporate and individual performance goals. All participants in the Bonus Plan are eligible for cash awards and certain of the participants are eligible for awards partly in cash and partly in equity-based compensation. The award target reflects the participant’s level of responsibility along with past performance and anticipated future contributions to the Company. The cash component is paid under the terms of our 2000 Cash Incentive Plan and the equity-based component previously has been satisfied with awards under our 2000 Equity Incentive Plan. We expect that, for future years, the awards will be payable under our 2003 Equity Incentive Plan and our 2003 Cash Incentive Plan, respectively, which are discussed more fully in and being submitted for your approval pursuant to Proposals #2 and #3, below. The corporate performance goals have historically been total premium revenue, earnings per share and administrative and health benefit expense ratios.

The Company’s annual targets for each of the performance goals, which the Company refers to as Strategic Initiatives, are determined based upon the current year’s requirements under the Company’s three-year Business Plan. For 2002 and prior years, these annual Strategic Initiatives were reviewed by the Compensation Committee and approved by the Board of Directors. We expect that, for 2003 and future years, the Compensation Committee will be responsible for establishing the performance goals under the Plan.

Participants under the Plan can receive an award under the Bonus Plan only if both the Company’s Strategic Initiatives and their respective individual objectives are met. The Company’s Strategic Initiatives, as well as the individual’s performance goals, are developed to encourage responsible and profitable growth and the creation of shareholder value, while taking into consideration other non-financial goals such as quality standards, operational excellence, market leadership, member and provider satisfaction and the execution of strategic plans.

Cash Awards

The Company’s policy is to provide a target cash incentive award as a percentage of base salary that, when combined with base salary compensation, will represent median to 75% percentile of the total annual compensation levels in the applicable marketplace.

In 2002, the Company exceeded its performance goals, reflecting better than planned financial performance and the accomplishment of all of the Company’s Strategic Initiatives, including major acquisitions of health care plans in Florida and the District of Columbia.

Stock Options

The Company has used stock options granted under its 2000 Equity Incentive Plan as the primary means to reward executive officers and other key staff for long-term sustained performance, and as a tool to retain, attract and motivate critical employees. The use of stock options, in the opinion of the Compensation Committee, provides a significant and critical link between the results achieved for the organization’s stockholders and the rewards of executive officers and other staff.

Stock options granted pursuant to the Plan typically have a 10-year term and vest over five years, commencing on the first day of the applicable bonus period. The bonus period runs concurrent with the calendar year. Because of a shortfall in the number of shares available for issuance under the 2000 Equity Incentive Plan, the award targets for all Participants were reduced by 10% for 2002. Accordingly, the Compensation Committee approved a special vesting schedule with respect to the option grants for 2002, which were granted on February 10, 2003. Those option grants were 40% vested as of the date of grant. Another 5% of the options vested on April 1, 2003, and the options will continue to vest at a rate of 5% per calendar quarter until fully vested. The Compensation Committee has historically reviewed and recommended to the Board of Directors the aggregate amount of stock option awards, as well as their applicable terms, vesting and timing. Provided that you approve our 2003 Equity Incentive Plan, we anticipate that any future grants will be made under the terms of the plan and that the amount and terms of such grants will be determined by the Compensation Committee.

Chief Executive Officer Compensation

Pursuant to a contract entered into in 2000, Mr. Jeffrey L. McWaters, the Company’s Chairman and Chief Executive Officer, is entitled to receive an annual base salary of not less than $425,000, subject to adjustment from time to time by the Board of Directors. Effective April 1, 2002, his base salary was adjusted to $600,000. Based on applicable external information provided by our outside compensation consultant, and verified by the Compensation Committee’s independent compensation consultant, this salary is at or below median levels of pay for his position in the market. Mr. McWaters also has an annual incentive target equal to 150% of his base salary. For the fiscal year 2002, based on an evaluation of Company performance against its Strategic Objectives, the Compensation Committee recommended and the full Board (excluding Mr. McWaters) approved an award for Mr. McWaters of 150% of base salary, or $900,000.

Due to a shortfall in the number of options available for grant under the 2000 Equity Incentive Plan, all associates eligible to receive option grants under the Bonus Plan for performance in 2002 received options covering less shares than their bonus target. Mr. McWaters was granted options to purchase 100,000 shares of common stock at an exercise price of $26.78 per share. This grant was less than his bonus target. In partial substitution for the reduced number of options and in recognition of Mr. McWaters’ outstanding performance in 2002, the Compensation Committee approved an additional cash award to Mr. McWaters in the amount of $450,000.

Executive Compensation Tax Deductibility

The Omnibus Budget Reconciliation Act of 1993 amended the Code to generally provide that compensation paid by a publicly-held corporation to its chief executive officer and four most highly compensated executive officers in excess of $1 million per year per executive will be deductible by the corporation only if paid pursuant to qualifying performance-based compensation plans approved by stockholders of the corporation. It is the Compensation Committee’s intended policy to maximize the effectiveness of the Company’s executive compensation programs while also taking into consideration the requirements of Section 162(m) of the Code. In that regard, the Compensation Committee intends to maintain flexibility to take actions which it deems to be in the best interest of the Company and its stockholders. Accordingly, although the Compensation Committee intends to preserve the deductibility of compensation to the extent consistent with its overall compensation policy, it reserves the authority to award non-deductible compensation as it deems appropriate.

Members of the Compensation Committee(1):

Richard D. Shirk (Chairperson)

William J. McBride

(1)	Prior to their resignations on March 28, 2003, C. Sage Givens and Charles W. Newhall, III were Directors and members of the Compensation Committee, with Ms. Givens serving as the Chairperson of the Compensation Committee. On March 28, 2003, C. Sage Givens and Charles W. Newhall, III resigned from the Board of Directors of AMERIGROUP. The vacancies on the Compensation Committee have not been filled.

PERFORMANCE GRAPH

The following line graph compares the percentage performance change in the cumulative total stockholder return on the Company’s common stock against the cumulative total return of the Standard & Poor’s Corporation Composite 500 Index (the “S&P 500”) and a peer group index for the period from November 6, 2001 (the date of our initial public offering) to December 31, 2002. The graph assumes an initial investment of $100 in AMERIGROUP common stock and in each of the indices.

The peer group index consists of WellPoint Health Networks (WLP), Health Net Inc. (HNT), Coventry Health Care Inc. (CVH), Centene Corporation (CNTE) and United Health Care (UNH).

Comparisons of Total Stockholder Returns

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indemnification Agreements

The Company has entered into an indemnification agreement with each of its officers and Directors. The indemnification agreement provides that the Director or officer will be indemnified to the fullest extent permitted by law for claims arising in such person’s capacity as a Director or officer. The agreement further provides that in the event of a change of control, the Company would seek legal advice from an approved special independent counsel selected by the officer or Director, who has not performed services for either party for 5 years, to determine the extent to which the officer or Director would be entitled to an indemnity under applicable law. Also, in the event of a change of control or a potential change of control the Company would, at the officer’s or Director’s request, establish a trust in an amount equal to all reasonable expenses anticipated in connection with investigating, preparing for and defending any claim. The Company believes that these agreements are necessary to attract and retain skilled management with experience relevant to our industry.

PROPOSAL #2:     APPROVAL OF THE 2003 EQUITY INCENTIVE PLAN

The Board of Directors has adopted the 2003 Equity Incentive Plan (the “Equity Incentive Plan”), subject to approval by stockholders, and recommends it for stockholder approval at the forthcoming Annual Meeting. The Board of Directors believes it to be in the best interest of the Company to adopt the Equity Incentive Plan to promote our long-term growth and profitability by providing our key employees and our directors with incentives to improve the value of our stock. We are seeking your approval so that we may use the Equity Incentive Plan to grant incentive stock options (options that enjoy certain favorable tax treatment under Sections 421 and 422 of the Code) as well as to enhance our ability to grant awards that qualify for the performance-based exception to the federal income tax deduction limits that otherwise apply to us under Section 162(m) of the Code.

The Equity Incentive Plan is intended to encourage the key employees and directors of the Company to own common stock of the Company and to provide additional incentive to those employees and directors of the Company whose contributions are essential to the growth and success of the Company’s business, in order to strengthen the commitment of such persons to the Company, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company.

As stated above in the Report of the Compensation Committee, the Company traditionally has used stock options grants, among other purposes, as part of its performance based annual Chairman’s Bonus Plan (the “Bonus Plan”). The Company intends to use stock allocated under the Equity Incentive Plan to make stock option awards under the Bonus Plan for 2003 and in the future. In order for a participant under the Bonus Plan to receive an equity award, the Company and the participant each must have achieved their performance goals. These goals are developed to encourage responsible and profitable growth and the creation of stockholder value, while taking into consideration other non-financial goals such as quality standards, operational excellence, market leadership, member and provider satisfaction and execution of strategic plans.

Vote Required

The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on this proposal is required for approval of the Equity Incentive Plan.

The Board of Directors unanimously recommends that you vote FOR approval of the adoption of the Equity Incentive Plan.

Equity Incentive Plan Description

The following is a brief description of the principal features of the Equity Incentive Plan. It does not purport to be complete and is qualified in its entirety by the full text of the Equity Incentive Plan, which is attached hereto as Exhibit B.

GENERAL.    We have reserved for issuance under the Equity Incentive Plan a maximum of 1,650,000 shares of common stock, plus the maximum number of shares authorized for issuance under the Company’s 1994 Stock Plan (2,249,500 shares) and the maximum number of shares authorized for issuance under the Company’s 2000 Equity Incentive Plan (2,064,000 shares), minus the number of shares actually issued (whether before or after stockholder approval of the Equity Incentive Plan) under the 1994 Stock Plan and the 2000 Equity Incentive Plan, all subject to adjustment as described in the Equity Incentive Plan. As of March 21, 2003, there remained a total of 722 shares available for grant under the 1994 Stock Plan and the 2000 Equity Incentive Plan combined. The Company anticipates that if the Equity Incentive Plan is approved, all future grants will be made under the Equity Incentive Plan and no future grants will be made under the 1994 Stock Plan or the 2000 Equity Incentive Plan. If an award granted under the Equity Incentive Plan expires or is terminated, the shares of common stock underlying the award will again be available under the Equity Incentive Plan. In addition, to the extent shares of our common stock are used to exercise any award (as described below) or to satisfy tax withholding obligations under the Equity Incentive Plan, an equal number of shares will remain available for issuance under the Equity Incentive Plan.

No individual may be granted awards under the Equity Incentive Plan in any calendar year covering more than 500,000 shares. In addition, the number of shares with respect to which restricted stock, restricted stock units, or stock bonus awards (as described below) may be granted to any individual in any calendar year may not exceed 300,000, and the aggregate number of shares with respect to which restricted stock, stock-settled restricted stock units, or stock bonus awards may be granted under the Equity Incentive Plan shall not exceed 500,000.

In the event of any change in the Company’s capitalization or in the event of a corporate transaction such as a merger, consolidation, separation or similar event, the Equity Incentive Plan provides for appropriate adjustments in the number and class of shares of common stock available for issuance or grant and in the number and/or price of shares subject to awards.

TYPES OF AWARDS.    The following awards may be granted under the Equity Incentive Plan:

•	stock options, including incentive stock options and non-qualified stock options,

•	restricted stock,

•	restricted stock units,

•	stock appreciation rights,

•	stock bonuses, and

•	other stock-based awards.

ADMINISTRATION.    The Equity Incentive Plan will be administered by the Board of Directors or, in the discretion of the Board of Directors, by the Compensation Committee. The Board anticipates that the Compensation Committee will administer the Equity Incentive Plan. For convenience, the administrator of the Equity Incentive Plan will be referred to below as the Committee.

The Committee may, subject to the provisions of the Equity Incentive Plan, determine the persons to whom awards will be granted, the type of awards to be granted, the number of shares to be made subject to awards and the exercise price. The Committee may also condition the award on the attainment of certain goals, determine other terms and conditions that shall apply to awards, interpret the Equity Incentive Plan and prescribe, amend and rescind rules and regulations relating to the Equity Incentive Plan. The Committee may delegate to any of our senior management the authority to make grants of awards to our employees who are not our executive officers or directors. The terms and conditions of each award granted under the Equity Incentive Plan will be set forth in a written award agreement relating to the award.

In the event that the Committee grants an award that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code, the Committee in its discretion may condition payment under the award in whole or in part on the attainment of (or a specified increase or decrease in) one or more of the following business criteria as applied to an award recipient under the Equity Incentive Plan and/or a business unit of the Company or its affiliates: (1) return on total stockholder equity; (2) earnings per share of our common stock; (3) net income (before or after taxes); (4) earnings before all or any interest, taxes, depreciation and/or amortization (“EBIT,” “EBITA,” or “EBITDA”); (5) gross revenue; (6) return on assets; (7) market share; (8) cost reduction goals; (9) earnings from continuing operations, levels of expense, cost or liability; and (10) membership goals, in each case, as applicable, as determined in accordance with generally accepted accounting principles. Payments under such awards will be made, in the case of employees covered under Section 162(m) of the Code, solely on account of the attainment of such performance goals established in writing by the Committee not later than the date on which 25% of the period of service to which the award relates has elapsed.

The Committee may, in its absolute discretion, without amendment to the Equity Incentive Plan, (i) accelerate the date on which any option or stock appreciation right becomes exercisable, waive or amend the operation of provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such option or stock appreciation right, and (ii) accelerate the lapse of restrictions, or waive any other condition imposed, with respect to any restricted stock, restricted stock units, stock bonus or other awards or otherwise adjust any of the terms applicable to any such award, provided that the Committee may not adversely affect any outstanding award without the consent of the holder thereof.

ELIGIBILITY.    Awards may be granted under the Equity Incentive Plan to our employees and directors, as selected by the Committee in its sole discretion.

Grants under the Equity Incentive Plan will be made in the discretion of the Committee and, accordingly, are not yet determinable. In addition, benefits under the Equity Incentive Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the Equity Incentive Plan. As of March 21, 2003, the closing price per share of our common stock on the New York Stock Exchange was $27.27

TERMS AND CONDITIONS OF OPTIONS.    Stock options granted under the Equity Incentive Plan may be either “incentive stock options,” as that term is defined in Section 422 of the Code, or non-qualified stock options (i.e., any option that is not such an incentive stock option). The exercise price of a stock option granted under the Equity Incentive Plan will be determined by the Committee at the time the option is granted, but the exercise price may not be less than the fair market value of the common stock (determined generally as the closing price per share of our common stock on the trading day most recently preceding the date of grant). Stock options are exercisable at the times and upon the conditions that the Committee may determine, as reflected in the applicable option agreement. The Committee will also determine the maximum duration of the period in which the option may be exercised, which may not exceed ten years from the date of grant.

The option exercise price must be paid in full at the time of exercise, and is payable (in the discretion of the Committee) by any one of the following methods or a combination thereof:

•	in cash or cash equivalents,

•	the surrender of previously acquired shares of common stock that have been held by the participant for at least six months prior to the date of surrender,

•	authorization for us to withhold a number of shares otherwise payable pursuant to the exercise of an option, or

•	to the extent permitted by applicable law, through a “broker cashless exercise” procedure acceptable to the Committee.

OUTSIDE DIRECTOR OPTIONS.    Non-employee directors, or outside directors, will be eligible for grants of non-qualified options under the Equity Incentive Plan. Each outside director will be granted, upon his or her first election or appointment to the Board of Directors, an option to purchase such number of shares of common stock as is determined by the Committee in its discretion. In addition, immediately following each annual meeting of stockholders, each outside director (other than an outside director who is first elected at that annual meeting) will be granted an option to purchase such number of shares of common stock as is determined by the Committee in its discretion. The option will become exercisable as is determined by the Committee in its discretion. Each option granted to an outside director will expire on the tenth anniversary of the date of grant of such option. The other terms of the options granted to outside directors will be subject to the terms and conditions applicable to non-qualified options granted to employees.

RESTRICTED STOCK.    The Equity Incentive Plan provides for awards of common stock that are subject to restrictions on transferability and others restrictions that may be determined by the Committee in its discretion. Such restrictions will lapse on terms established by the Committee. Except as may be otherwise provided under the award agreement relating to the restricted stock, a participant granted restricted stock will have all the rights of a stockholder (for instance, the right to receive dividends on the shares of restricted stock and the right to vote the shares).

RESTRICTED STOCK UNITS.    The Equity Incentive Plan provides for awards of restricted stock units which, upon vesting, entitle the participant to receive an amount in cash or common stock (as determined by the Committee and set forth in the applicable award agreement) equal to the fair market value of the number of shares made subject to the award. Vesting of all or a portion of a restricted stock unit award may be subject to terms and conditions established by the Committee.

STOCK APPRECIATION RIGHTS (“SARs”).    The Equity Incentive Plan provides that the Committee, in its discretion, may award stock appreciation rights, either in tandem with stock options or freestanding and unrelated to options. The grant price of a freestanding SAR will be the fair market value of a share of common stock (as described above). The grant price of tandem SARs will equal the exercise price of the related option. Tandem SARs may be exercised for all or part of the shares subject to the related option upon surrender of the right to exercise the equivalent portion of the related option. Freestanding SARs may be exercised upon whatever terms and conditions the Committee imposes. SARs will be payable in cash, shares of common stock or a combination of both, as determined in the Committee's discretion and set forth in the applicable award agreement.

STOCK BONUSES; OTHER AWARDS.    The Equity Incentive Plan provides that the Committee, in its discretion, may award shares of common stock to employees that are not subject to restrictions on transferability or otherwise. In addition, the Committee may grant other awards valued in whole or in part, by reference to, or otherwise based on, our common stock.

CHANGE IN CONTROL.    The Committee in its discretion may provide that, in the event of a change in control (as defined in the Equity Incentive Plan), whether alone or in combination with other events, the vesting and exercisability restrictions on any outstanding award that is not yet fully vested and exercisable will lapse in part or in full. Unless otherwise provided in an award agreement, all outstanding shares of restricted stock and restricted stock units shall immediately vest, and each option and stock appreciation right shall become fully and immediately exercisable, if (i) there is a change in control and (ii) the participant’s employment with or service as a director of the Company or affiliate is terminated for any reason other than for cause (as defined in the Equity Incentive Plan) within two years following the change in control, or the participant terminates employment or service with the Company and its affiliates within two years following the change in control and after there is a material adverse change in the nature or status of the participant’s duties or responsibilities from those in effect immediately prior to the change in control.

TERMINATION OF EMPLOYMENT.    Unless otherwise determined by the Committee, the termination of a participant’s employment or service will immediately cancel any unvested portion of awards granted under the Equity Incentive Plan. At the time of grant, the Committee in its discretion may provide that, if a participant’s employment or service terminates other than because of cause, death or disability, all options that are exercisable at the time of termination may be exercised by the participant for no longer than 90 days after the date of termination (or such other period as it determines). If a participant’s employment or service terminates for cause, all options held by the participant will immediately terminate. The Committee may provide that, if a participant’s employment or service terminates as a result of death, all options that are exercisable at the time of death may be exercised by the participant’s heirs or distributees for a period of one year (or such other period as it determines). The Committee may provide that, if a participant’s employment or service terminates because of disability, all options that are exercisable at the time of termination may be exercised for a period of one year (or such other period as it determines). However, in no case may an option be exercised after it expires.

AMENDMENT AND TERMINATION OF THE EQUITY INCENTIVE PLAN.    The Board of Directors may modify or terminate the Equity Incentive Plan or any portion of the Equity Incentive Plan at any time, except that an amendment that requires stockholder approval in order for the Equity Incentive Plan to continue to comply with any law, regulation or stock exchange requirement will not be effective unless approved by the requisite vote of our stockholders. In addition, the Equity Incentive Plan or any outstanding option may not be amended to decrease the exercise price of any outstanding option unless first approved by the requisite vote of stockholders. No awards may be granted under the Equity Incentive Plan after the day prior to the tenth anniversary of its adoption date, but awards granted prior to that time can continue after such time in accordance with their terms.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS.    The following is a discussion of certain federal income tax effects currently applicable to stock options granted under the Plan. The discussion is a summary only, and the applicable law is subject to change. Reference is made to the Code for a complete statement of all relevant federal tax provisions.

Nonqualified Stock Options (“NSOs”)

An optionee generally will not recognize taxable income upon the grant of an NSO. Rather, at the time of exercise of such NSO, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes ordinary income.

If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the amount received upon such sale, exchange or disposition and the fair market value of such stock on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

Incentive Stock Options (“ISOs”)

An optionee will not recognize any ordinary income (and the Company will not be permitted any deduction) upon the grant or timely exercise of an ISO. However, the amount by which the fair market value of the Common Stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the optionee’s “alternative minimum taxable income.”

Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee, and without limit in the case of death). The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs, discussed above.

If stock acquired pursuant to the timely exercise of an ISO is later disposed of, and if the stock is a capital asset of the optionee, the optionee generally will recognize short-term or long-term capital gain or loss (depending upon the length of time such shares were held by the optionee) equal to the difference between the amount realized upon such sale and the exercise price. The Company, under these circumstances, will not be entitled to any income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the optionee.

If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the optionee prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him or her upon exercise (a “disqualifying disposition”), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the optionee, as short-term or long-term capital gain (depending upon the length of time such shares were held by the optionee) to the extent of any excess of the amount realized on such disqualifying disposition over the sum of the exercise price and any ordinary income recognized by the optionee. In such case, the Company may claim an income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income.

PROPOSAL #3:     APPROVAL OF THE 2003 CASH INCENTIVE PLAN

The Board of Directors has adopted the 2003 Cash Incentive Plan the (“Cash Incentive Plan”), subject to approval by stockholders, and recommends it for stockholder approval at the forthcoming Annual Meeting. The Board of Directors believes it to be in the best interest of the Company to adopt the Cash Incentive Plan to promote our long-term growth and profitability by providing management personnel with incentives to improve stockholder value.

The Cash Incentive Plan is designed to provide “performance-based” compensation under Section 162(m) of the Code. Under Section 162(m) of the Code, the Company generally is not eligible for a federal income tax deduction for compensation paid to the Company’s Chief Executive Officer or any of the four other most highly compensated executive officers to the extent that they receive compensation of more than $1 million in any year. However, compensation that is “performance-based” within the meaning of Section 162(m) of the Code is not subject to these deduction limits. To be performance-based, among other requirements, the compensation must be paid only upon the attainment of certain performance goals that have been approved by our stockholders. Those goals are described below.

Vote Required

The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on this proposal is required for approval of the Cash Incentive Plan.

The Board of Directors unanimously recommends that you vote FOR approval of the adoption of the Cash Incentive Plan.

Cash Incentive Plan Description

The following is a brief description of the principal features of the Cash Incentive Plan. It does not purport to be complete and is qualified in its entirety by the full text of the Cash Incentive Plan, which is attached hereto as Exhibit C.

ADMINISTRATION.    The Cash Incentive Plan will be administered by the Compensation Committee, which shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Cash Incentive Plan, to administer the Cash Incentive Plan and to exercise all the powers and authorities either specifically granted under the Cash Incentive Plan or necessary or advisable in the administration of the Cash Incentive Plan, including, without limitation, the authority to grant awards; to determine the persons to whom and the time or times at which awards shall be granted; to determine the terms, conditions, restrictions and performance criteria, including applicable performance goals, relating to any award; to determine whether, to what extent, and under what circumstances an award may be settled, cancelled, forfeited, or surrendered; to construe and interpret the Cash Incentive Plan and any award; to prescribe, amend and rescind rules and regulations relating to the Cash Incentive Plan; to determine the terms and provisions of agreements evidencing award; and to make all other determinations deemed necessary or advisable for the administration of the Cash Incentive Plan.

ELIGIBILITY.    Awards may be granted under the Cash Incentive Plan to our officers and other key employees, as selected by the Compensation Committee in its discretion.

TERMS OF AWARDS.    The Compensation Committee in its discretion may determine the performance period to which any award will relate. The performance period shall be either one, two or three years, which periods may overlap (or, for any individual who becomes a participant during any such period, the remainder of the period). The Compensation Committee in its discretion may determine the performance goals applicable to each award, the minimum, target and maximum levels applicable to each performance goal, and the amounts payable under attainment of thresholds within such range. The minimum level reflects the level of performance at which 80% of the performance goal is achieved and below which no payment shall be made; the target level reflects the level of performance at which 100% of the performance goal is achieved; and the maximum level reflects the level of performance at which 120% of the performance goal is achieved.

The payment of awards under the Cash Incentive Plan will be based upon the attainment of (or a specified increase or decrease in) one or more of the following business criteria as determined by the Compensation Committee and applied to a participant under the Cash Incentive Plan and/or a business unit of the Company or its affiliates: (1) return on total stockholder equity; (2) earnings per share of our common stock; (3) net income (before or after taxes); (4) earnings before all or any interest, taxes, depreciation and/or amortization (“EBIT,” “EBITA,” or “EBITDA”); (5) gross revenue; (6) return on assets; (7) market share; (8) cost reduction goals; (9) earnings from continuing operations, levels of expense, cost or liability; and (10) membership goals, in each case, as applicable, as determined in accordance with generally accepted accounting principles. Payments under such awards will be made, in the case of employees covered under Section 162(m) of the Code, solely on account of the attainment of such performance goals established in writing by the Compensation Committee not later than the date on which 25% of the period of service to which the award relates has elapsed.

Unless otherwise determined by the Compensation Committee, an award will be paid in cash within a reasonable period after the end of the applicable performance period. An award will be paid only if the participant is employed by us on the day the bonus is to be paid. Awards for any performance period may be expressed as a dollar amount or as a percentage of the participant's base salary. However, in no event will payment to an employee covered under Section 162(m) of the Code exceed the lesser of (i) $2,000,000 multiplied by the number of years in the performance period, or (ii) 200% of the employee's base salary during the performance period multiplied by the number of years in the performance period.

Grants under the Cash Incentive Plan will be made in the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, benefits under the Cash Incentive Plan will depend on the extent to which performance goals are attained. Consequently, it is not possible to determine the benefits that might be received by participants under the Cash Incentive Plan.

AMENDMENT AND TERMINATION OF THE CASH INCENTIVE PLAN.    Our Board of Directors or the Compensation Committee may modify or terminate the Cash Incentive Plan or any portion of the Cash Incentive Plan at any time, except that an amendment that requires stockholder approval in order for the Cash Incentive Plan to continue to comply with Section 162(m) of the Code will not be effective unless approved by the requisite vote of our stockholders. No amendment to the Cash Incentive Plan may be made if such amendment will adversely affect any participant unless the participant consents to the amendment.

PROPOSAL #4: APPOINTMENT OF AUDITORS

Upon the recommendation of its Audit Committee, the Board of Directors has appointed KPMG LLP to serve as our independent auditors for the 2003 fiscal year. KPMG LLP has been our auditors since 1994. We are asking our stockholders to ratify the Board of Directors appointment of KPMG LLP as our independent auditors for the 2003 fiscal year.

Representatives of KPMG LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on this proposal is required for ratification of the Board of Directors appointment of KPMG LLP as our independent auditors.

The Board of Directors unanimously recommends a vote FOR such ratification.

INDEPENDENT PUBLIC ACCOUNTANTS’ FEES

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of AMERIGROUP Corporation’s annual financial statements for 2002, and fees billed for other services rendered by KPMG LLP:

Audit fees, AMERIGROUP Corporation	$315,000
Audit fees, PHP Holdings, Inc.	280,000

Audit fees, excluding audit related	$595,000

All other fees:
Audit related fees (1)	$287,032
Other non-audit services (2)	237,149

Total all other fees	$524,181

(1)	Audit related fees consisted primarily of information risk management control reviews not performed in connection with the audit, acquisition due diligence assistance services, agreed-upon procedures engagement related to regulatory requirements for the State of New Jersey, accounting research services and audits of financial statements of employee benefit plans.
(2)	Other non-audit services consisted of tax compliance and tax advisory services. The Audit Committee of the Board of Directors has considered whether the provision of these services is compatible with maintaining the independence of KPMG LLP and has concluded that it is compatible.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Under the rules and regulations of the SEC as currently in effect, any holder of at least $2,000 in market value of our common stock who has held such securities for at least one year and who desires to have a proposal presented in the Company’s proxy material for use in connection with the annual meeting of stockholders to be held in May 2004 must transmit that proposal (along with his name, address, the number of shares of common stock that he holds of record or beneficially, the dates upon which the securities were acquired, documentary support for a claim of beneficial ownership and a statement of willingness to hold such common stock through the date of the 2004 meeting) in writing not later than December 10, 2003. Under the Company’s by-laws, notice of any other stockholder proposal to be made at the 2004 annual meeting of stockholders must be received not less than 60 days nor more than 90 days prior to the one year anniversary of the 2003 annual meeting. All proposals of stockholders intended to be presented at the next annual meeting must be sent to the Corporate Secretary, AMERIGROUP Corporation, 4425 Corporation Lane, Virginia Beach, VA 23462.

OTHER MATTERS

As of the date of this proxy statement, we do not know of any other matters to be presented at the annual meeting other than those discussed in this proxy statement. If however, other matters are properly brought before the annual meeting, your proxies will be able to vote those matters at their discretion.

By Order of the Board of Directors,

Stanley F. Baldwin

Senior Vice President,

General Counsel and Secretary

Exhibit A

AMERIGROUP CORPORATION

AUDIT COMMITTEE CHARTER

ROLE

The Audit Committee of the Board of Directors assists the Board of Directors (Board) in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the company, and such other duties as directed by the Board. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is directly responsible for the selection, appointment, compensation, and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company.

MEMBERSHIP

The membership of the Audit Committee shall consist of at least three directors as determined by the Board who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgement. Applicable laws and regulations shall be followed in evaluating a member’s independence. The chairperson shall be appointed by the full Board.

COMMUNICATIONS/REPORTING

The public accounting firm shall report directly to the Audit Committee. The Audit Committee is expected to maintain free and open communication with the public accounting firm, the internal auditors, and the Company’s management. This communication shall include private executive sessions, at least annually, with each of these parties. The Audit Committee chairperson shall report on Audit Committee activities to the full Board.

EDUCATION

The company is responsible for providing the Audit Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Audit Committee. The Company shall assist the Audit Committee in maintaining appropriate financial literacy.

AUTHORITY

In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES

The Audit Committee’s specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Checklist. The responsibilities checklist will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Audit Committee responsibilities, the most recently updated responsibilities checklist will be considered to be an addendum to this charter.

The Audit Committee relies on the expertise and knowledge of management, the internal auditors, and the public accounting firm in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate, and in accordance with generally accepted accounting principles. The public accounting firm is responsible for auditing the Company’s financial statements. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures, and controls.

AMERIGROUP CORPORATION

AUDIT COMMITTEE RESPONSIBILITIES CHECKLIST

WHEN PERFORMED Audit Committee Meetings

		Winter	Spring	Summer	Fall	As Necessary

1

Verify the Audit Committee consists of a minimum of three members who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise.

X

2	Review the independence of each Audit Committee member based on SEC, NYSE and other applicable rules.					X

3	Verify that no member of the Audit Committee shall receive any compensation from the Company, other than fees for serving on the Board of Directors or any of its Committees.			X

4

Meet four times per year or more frequently as circumstances require and ensure accurate records and minutes of Audit Committee activities are maintained. The Audit Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

		X	X	X	X	X

5

Prepare the agenda for Audit Committee meetings in consultation between the Audit Committee chair (with input from the Audit Committee members), finance management, the general auditor, and the public accounting firm.

		X	X	X	X	X

6

Provide an open avenue of communication between the internal auditors, the public accounting firm, finance management and the Board of Directors. Report Audit Committee actions to the Board of Directors with such recommendations as the Audit Committee deems appropriate.

X

7	Review and update the Audit Committee Charter and responsibilities checklist annually.				X

8	Select, appoint, approve the compensation of, and provide oversight of the public accounting firm.	X

9	Approve in advance the audit and non-audit work to be performed by the public accounting firm. Between meetings the Chair may act on behalf of the Audit Committee.	X				X

10

Ensure that the public accounting firm submit annually an auditor’s statement and discuss any relationships or services disclosed that may impact the quality of their services or their objectivity and independence.

X

11

Review with the general auditor, the public accounting firm and finance management the audit scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors.

				X	X

12

Review with finance management and the public accounting firm at the completion of the annual audit:

A.  The Company’s annual financial statements and related footnotes.

B.  The public accounting firm’s audit of the financial statements and its report thereon.

C.  Any significant changes required in the public accounting firm’s audit plan.

D.  Any serious difficulties or disputes with management encountered during the course of the audit.

E.  Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

X

13	Consider annually the public accountant’s judgements regarding the quality and appropriateness of the Company's accounting policies and consider and approve significant changes.	X

	AMERIGROUP CORPORATION AUDIT COMMITTEE RESPONSIBILITIES CHECKLIST	WHEN PERFORMED Audit Committee Meetings

		Winter	Spring	Summer	Fall	As Necessary

14	Review and concur in the appointment, replacement, reassignment, dismissal and compensation of the General Auditor.					X

15	Annually approve the budget and staffing of the Internal Audit Department			X

16	Review and approve the charter of the Internal Audit Department			X

17

Consider and review with management and the general auditor:

A.  Significant findings noted during the year and management's response thereto.

B.  Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work, access to required information or what they reported.

C.  Any significant changes required in planned scope of their audit plan.

		X			X

18

Consider and review with the general auditor and the public accounting firm:

A.  The adequacy of the Company’s internal controls including computerized information system controls and security.

B.  Any related significant findings and recommendations of the independent public accountants and internal audit together with management’s response.

		X			X

19	Discuss annually the guidelines and policies governing the process by which senior management and the relevant functions identify, assess and manage the Company’s exposure to risk.	X

20

Inquire of finance management, the general auditor, and the public accounting firm about the significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

		X			X

21	Review with finance management any significant changes to GAAP and/or AAP policies or standards.					X

22

Review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company's business.

X

23	Participate in a telephonic meeting among finance management, the public accounting firm and the general auditor prior to earnings releases.	X	X	X	X

24	Review the periodic reports of the Company with finance management, the public accounting firm and the general auditor prior to filing of the reports with the SEC.	X	X	X	X

25

In connection with each periodic report of the Company review:

A.  Management’s disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act.

B.  The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

		X	X	X	X

26

Review filings (including interim reporting) with SEC and other published documents containing the Company’s financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements before it is filed with the SEC or other regulators.

		X	X	X	X

27

Monitor the appropriate standards adopted as a code of conduct for AMERIGROUP Corporation. Review with finance management and the General Counsel the results of the review of the Company’s monitoring compliance with such standards and its compliance policies.

X

28

Review legal and regulatory matters that may have material impact on the financial statements, related Company policies, and programs including securities trading policies and reports received from regulators.

X

	AMERIGROUP CORPORATION AUDIT COMMITTEE RESPONSIBILITIES CHECKLIST	WHEN PERFORMED Audit Committee Meetings

		Winter	Spring	Summer	Fall	As Necessary

29	Meet with the public accounting firm in executive sessions to discuss any matters that the Audit Committee or the public accounting firm believe should be discussed privately with the Audit Committee.	X	X	X	X

30	Meet with the general auditor in executive sessions to discuss any matters that the Audit Committee or the general auditor believe should be discussed privately with the Audit Committee.			X

31	Meet with finance management in executive session to discuss any matters that the Audit Committee or finance management believe should be discussed with the Audit Committee.		X		X

32	Review and insure that there are in place processes and procedures which allow for the confidential and anonymous submission of complaints by employees.	X

33	Establish procedures for the treatment of complaints received by the Company regarding accounting matters.					X

34

The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

X

35	Annually report to the Board of Directors on the performance, activities and actions of the Audit Committee.		X

36	Prepare the SEC required report for inclusion in the Company’s annual proxy statement.	X

37	Adopt hiring policies for employees or former employees of the independent auditors.	X

38	The Audit Committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.					X

Exhibit B

AMERIGROUP CORPORATION

2003 EQUITY INCENTIVE PLAN

Section 1.     Purpose of Plan.

The name of this plan is the AMERIGROUP Corporation 2003 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to provide additional incentive to those officers, employees, and nonemployee directors of the Company and its Parents, Subsidiaries and Affiliates (as hereinafter defined) whose contributions are essential to the growth and success of the Company’s business, in order to strengthen the commitment of such persons to the Company and its Parents, Subsidiaries and Affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its Parents, Subsidiaries and Affiliates. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonuses and Other Awards. The Plan is intended to satisfy the requirements of section 162(m) of the Code and shall be interpreted in a manner consistent with the requirements thereof.

Section 2.    Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)    “Administrator” means the Board, or if and to the extent the Board does not administer the Plan, the Committee, in accordance with Section 3 hereof.

(b)    “Affiliate” means any corporation 50% or more of the voting power of the outstanding voting securities of which is owned by the Company, its Parents or its Subsidiaries, or by any other Affiliate.

(c)    “Award” means an award of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus or Other Awards under the Plan.

(d)    “Award Agreement” means, with respect to any Award, the written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

(e)    “Board” means the Board of Directors of the Company.

(f)    “Cause” means, unless a Participant is a party to a written employment agreement with the Company, Parent, Subsidiary or Affiliate which contains a definition of “cause,” “termination for cause,” or any other similar term or phrase, in which case “Cause” shall have the meaning set forth in such agreement, conduct involving one or more of the following: (i) the substantial and continuing failure of the Participant to render services to the Company or any Parent, Subsidiary or Affiliate in accordance with the Participant’s obligations and position with the Company, Parent, Subsidiary or Affiliate, after 30 day’s notice from the President of the Company or any Parent, Subsidiary or Affiliate, such notice setting forth in reasonable detail the nature of such failure, and in the event the Participant fails to cure such breach or failure within 30 days of notice from the Company or any Parent, Subsidiary or Affiliate, if such breach or failure is capable of cure; (ii) dishonesty, gross negligence, breach of fiduciary duty; (iii) the commission by the Participant of an act of fraud or embezzlement, as found by a court of competent jurisdiction; (iv) the conviction of the Participant of a felony; or a (v) material breach of the terms of an agreement with the Company or any Parent, Subsidiary or Affiliate, provided that the Company or any Parent, Subsidiary or Affiliate provides the Participant with adequate notice of such breach and the Participant fails to cure such breach, if the breach is reasonably curable, within thirty (30) days after receipt of such notice.

(g)    “Change in Capitalization” means any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities or property by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise; or any other corporate action, such as declaration of a special dividend, that affects the capitalization of the Company.

(h)    “Change in Control” means the first to occur of any one of the events set forth in the following paragraphs:

(i)    any Person is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii);

(ii)    the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date of the Plan, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date of the Plan or whose appointment, election or nomination for election was previously so approved or recommended;

(iii)    there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)    the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least a majority of the board of directors of which comprises individuals who were directors of the Company immediately prior to such sale or disposition.

(i)    “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(j)    “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Unless otherwise determined by the Board, the composition of the Committee shall at all times consist solely of persons who are (i) “Nonemployee Directors” as defined in Rule 16b-3 issued under the Exchange Act, and (ii) “outside directors” as defined in section 162(m) of the Code.

(k)    “Common Stock” means the common stock, par value $0.01 per share, of the Company.

2

(l)    “Company” means AMERIGROUP Corporation, a Delaware corporation (or any successor corporation).

(m)    “Disability” means (1) any physical or mental condition that would qualify a Participant for a disability benefit under any long-term disability plan maintained by the Company (or by the Parent, Subsidiary or Affiliate by which he is employed); (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of section 22(e)(3) of the Code; or (3) such other condition as may be determined in the sole discretion of the Administrator to constitute Disability.

(n)    “Eligible Recipient” means an employee, officer or director (including a nonemployee director) of the Company or of any Parent, Subsidiary or Affiliate.

(o)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(p)    “Exercise Price” means the per share price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

(q)    “Fair Market Value” of a share of Common Stock as of a particular date shall mean (1) the closing sale price reported for such share on the national securities exchange or national market system on which such stock is principally traded on the last day preceding such date on which a sale was reported, or (2) if the shares of Common Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Administrator in good faith in its sole discretion.

(r)    “Freestanding SAR” means an SAR that is granted independently of any Options, as described Section 11 hereof.

(s)    “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships of the Participant; trusts for the benefit of such immediate family members; or partnerships in which such immediate family members are the only partners.

(t)    “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

(u)    “Nonqualified Stock Option” means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

(v)    “Option” means an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them, as the context requires.

(w)    “Other Award” means an Award granted pursuant to Section 13 hereof.

(x)    “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(y)    “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority in Section 3 hereof, to receive grants of Options or Stock Appreciation Rights or

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awards of Restricted Stock, Restricted Stock Units, Stock Bonus or Other Awards. A Participant who receives the grant of an Option is sometimes referred to herein as “Optionee.”

(z)    “Performance Goal” shall mean one or more of the following business criteria applied to a Participant and/or a business unit or the Company and/or a Subsidiary: (1) return on total stockholder equity; (2) earnings per share of Common Stock; (3) net income (before or after taxes); (4) earnings before all or any interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA”, or “EBITDA”); (5) gross revenue; (6) return on assets; (7) market share; (8) cost reduction goals; (9) earnings from continuing operations, levels of expense, cost or liability; (10) membership goals, and (11) any combination of, or a specified increase or decrease of one or more of the foregoing over a specified period, in each case, as applicable, as determined in accordance with generally accepted accounting principles.

(aa)    “Person” shall have the meaning given in section 3(a)(9) of the Exchange Act, as modified and used in sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(bb)    “Restricted Stock Unit” means the right to receive a Share or the Fair Market Value of a Share in cash granted pursuant to Section 9 hereof.

(cc)    “Restricted Stock” means Shares subject to certain restrictions granted pursuant to Section 8 hereof.

(dd)    “Shares” means shares of Common Stock and any successor security.

(ee)    “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to Section 11 hereof.

(ff)    “Stock Bonus” means the right to receive a Share granted pursuant to Section 10 hereof.

(gg)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(hh)    “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Section 11 hereof, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

Section 3.    Administration.

(a)    The Plan shall be administered by the Board or, at the Board’s sole discretion, by the Committee, which shall serve at the pleasure of the Board. Pursuant to the terms of the Plan, the Administrator shall have the power and authority, without limitation:

(i)    to select those Eligible Recipients who shall be Participants;

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(ii)    to determine whether and to what extent Options or Stock Appreciation Rights or awards of Restricted Stock, Restricted Stock Units, Stock Bonus or Other Awards are to be granted hereunder to Participants;

(iii)    to determine the number of Shares to be covered by each Award granted hereunder;

(iv)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder;

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options or Stock Appreciation Rights or awards of Restricted Stock, Restricted Stock Units, Stock Bonus or Other Awards granted hereunder;

(vi)    to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

(vii)    to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan.

(b)    The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or SAR granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option or SAR, and (ii) accelerate the lapse of restrictions, or waive any condition imposed hereunder, with respect to any Restricted Stock, Restricted Stock Units, Stock Bonus or Other Awards or otherwise adjust any of the terms applicable to any such Award; provided that no action under this Section 3(b) shall adversely affect any outstanding Award without the consent of the holder thereof.

(c)    All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)    The Committee in its discretion may condition entitlement to an Award in whole or in part on the attainment of one or more Performance Goals. The Committee shall establish any such Performance Goal not later than 90 days after the commencement of the period of service to which the Award relates (or if less, 25% of such period of service), and once granted, the Committee may not have discretion to increase the amount payable under such Award, provided, however, that whether or not an Award is intended to constitute qualified performance based compensation within the meaning of section 162(m) of the Code, the Committee shall have the authority to make appropriate adjustments in Performance Goals under an Award to reflect the impact of extraordinary items not reflected in such Performance Goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (6) such other items as may be prescribed by section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

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(e)    Subject to section 162(m) of the Code and except as required by Rule 16b-3 under the Exchange Act with respect to grants of Awards to individuals who are subject to section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 under the Exchange Act or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees of the Company or any Subsidiary.

Section 4.    Shares Reserved for Issuance Under the Plan.

(a)    The total number of Shares reserved and available for issuance under the Plan shall be (i) the sum of (I) 1,650,000 Shares, plus (II) 2,249,500 Shares (the maximum number of shares authorized for issuance under the Company’s 1994 Stock Plan), plus (III) 2,064,000 Shares (the maximum number of shares authorized for issuance under the Company’s 2000 Equity Incentive Plan, determined without regard to the Company’s 1994 Stock Plan), minus (ii) the number of Shares actually issued (whether before, on or after the Effective Date of this Plan) under the Company’s 1994 Stock Plan and the Company’s 2000 Equity Incentive Plan. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury shares. The grant of any Restricted Stock Units or SARs that may be settled only in cash shall not reduce the number of shares of Common Stock with respect to which Awards may be granted pursuant to the Plan.

(b)    To the extent that (i) an Option expires or is otherwise cancelled or terminated without being exercised as to the underlying Shares, (ii) any Shares subject to any award of Stock Appreciation Rights, Restricted Stock, Restricted Stock Unit, Stock Bonus or Other Awards are forfeited, (iii) payment for an Option upon exercise is made with Shares or (iv) Shares are withheld from payment of an Award in satisfaction of any federal, state or local tax withholding requirements, such Shares shall again be available for issuance in connection with future Awards granted under the Plan.

(c)    The aggregate number of Shares with respect to which Awards (including Awards payable in cash but denominated in Common Stock, i.e., cash-settled Restricted Stock Units) may be granted to any individual Participant during any calendar year shall not exceed 500,000, and the aggregate number of Shares with respect to which Restricted Stock, Restricted Stock Units, or Stock Bonus Awards may be granted to any individual Participant during any calendar year shall not exceed 300,000. The aggregate number of Shares with respect to which Restricted Stock, stock-settled Restricted Stock Units, or Stock Bonus Awards may be granted shall not exceed 500,000.

Section 5.    Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and/or kind of shares of common stock reserved for issuance under the Plan, (ii) the kind, number and/or option price of shares of stock or other property subject to outstanding Options and Stock Appreciation Rights granted under the Plan, and (iii) the kind, number and/or purchase price of shares of stock or other property subject to outstanding awards of Restricted Stock, Restricted Stock Units and Other Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Awards in exchange for payment in cash or other property of the Fair Market Value of the Shares covered by such Awards reduced, in the case of Options, by the Exercise Price thereof, and in the case of Stock Appreciation Rights, by the grant price thereof, or by any other applicable purchase price.

Section 6.    Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients. The Administrator shall have the authority to grant to any Eligible

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Recipient Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, a Stock Bonus or Other Awards, provided that directors of the Company or any Parent, Subsidiary or Affiliate who are not also employees of the Company or of any Parent or Subsidiary may not be granted Incentive Stock Options.

Section 7.    Options.

(a)    General.    Options may be granted alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Administrator may from time to time approve. The provisions of each Option need not be the same with respect to each Participant. Participants who are granted Options shall enter into an Award Agreement with the Company, in such form as the Administrator shall determine, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. The Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Nonqualified Stock Option. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in paragraphs (b)-(j) of this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

(b)    Exercise Price.    The per share Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than 100% of the Fair Market Value per Share on such date (or, in the case of Incentive Stock Options, 110% of the Fair Market Value per Share on such date if, on such date, the Eligible Recipient owns (or is deemed to own under the Code) stock possessing more than 10% (a “Ten Percent Owner”) of the total combined voting power of all classes of Common Stock).

(c)    Option Term.    The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted. If the Eligible Participant is a Ten Percent Owner, an Incentive Stock Option may not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(d)    Exercisability.    Options shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of preestablished corporate performance goals, as shall be determined by the Administrator in the Award Agreement or after the time of grant, provided that no action under this Section 7(d) following the time of grant shall adversely affect any outstanding Option without the consent of the holder thereof. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

(e)    Method of Exercise.    Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Administrator, (ii) in the form of unrestricted Shares already owned by the Optionee for at least six months on the date of surrender or by the withholding of Shares that would otherwise be issued pursuant to the option exercise, in each case to the extent the Shares have a Fair Market Value on the date of surrender equal to the aggregate option price of the Shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned Shares or withheld shares may be authorized only at the time of grant, or (iii) any combination of the foregoing.

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(f)    Rights as Stockholder.    An Optionee shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to the Option until the Optionee has given written notice of exercise, has paid in full for such Shares, and has satisfied the requirements of Section 16 hereof.

(g)    Nontransferability of Options.    The Optionee shall not be permitted to sell, transfer, pledge or assign any Option other than by will and the laws of descent and distribution and all Options shall be exercisable during the Participant’s lifetime only by the Participant, in each case, except as set forth in the following two sentences. During an Optionee’s lifetime, the Administrator may, in its discretion, permit the transfer, assignment or other encumbrance of an outstanding Option if such Option is a Nonqualified Stock Option or an Incentive Stock Option that the Administrator and the Participant intend to change to a Nonqualified Stock Option. Subject to the approval of the Administrator and to any conditions that the Administrator may prescribe, an Optionee may, upon providing written notice to the Company, elect to transfer any or all Options described in the preceding sentence (i) to members of his or her Immediate Family, provided that no such transfer by any Participant may be made in exchange for consideration, or (ii) by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the Participant.

(h)    Termination of Employment or Service.    Except as otherwise provided in an Award Agreement, if a Participant’s employment with or service as a director of the Company or any Parent, Subsidiary or Affiliate terminates for any other reason than Cause, (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable for a period of not less than 90 days after such termination (one year in the case of termination by reason of death or Disability), on which date they shall expire, and (ii) Options granted to such Optionee, to the extent that they were not exercisable at the time of such termination, shall expire on the date of such termination. In the event of the termination of an Optionee’s employment for Cause, all outstanding Options granted to such Participant shall expire on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(i)    Limitation on Incentive Stock Options.    To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(j)    Nonemployee Director Stock Options.    The provisions of this Section 7(j) shall apply only to grants of Nonqualified Stock Options to a member of the Board who is not an employee of the Company (a “Nonemployee Director”).

(i)    General.    Nonemployee Directors shall receive Nonqualified Stock Options under the Plan only subject to the special rules set forth in this Section 7(j). The exercise price per share of Common Stock purchasable pursuant to a Nonqualified Stock Option granted to Nonemployee Director shall be the Fair Market Value of a Share of Common Stock on the date of grant.

(ii)    Timing of Grant.    Immediately following his or her first election or appointment to the Board, each Nonemployee Director shall be granted a Nonqualified Stock Option to purchase such number of Shares of Common Stock (including no Shares) as may be determined by the Administrator in its sole discretion, and immediately following each annual meeting of stockholders, each Nonemployee Director (other than a Nonemployee Director who is first appointed or elected to the Board at that meeting) shall be granted a Nonqualified Stock Option to purchase such number of Shares of Common Stock (including no Shares) as may be determined by the Administrator in its sole discretion.

(iii)    Method and Time of Payment.    Each Nonqualified Stock Option granted under this Section 7(j) shall be exercised in the manner described in Section 7(e).

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(iv)    Term and Exercisability.    Each Nonqualified Stock Option granted under this Section 7(j) shall (1) become exercisable as the Administrator in its sole discretion may provide in an applicable Award Agreement and (2) expire ten years from the date of grant.

(v)    Termination.    Except as the Administrator in its sole discretion may otherwise provide in an applicable Award Agreement, and subject to the Administrator’s amendment authority pursuant to Section 14, in the event of the termination of a Nonemployee Director’s service with the Company other than for Cause, any outstanding Nonqualified Stock Option held by such Nonemployee Director under this Section 7(j), to the extent that it is exercisable on the date of such termination, may be exercised by such Nonemployee Director (or, if applicable, by his or her executors, administrator, legatees or distributees) during such period as may be provided in the Award Agreement (or as may be otherwise determined by the Administrator) but in no event following the expiration of such Nonqualified Stock Option, and the remainder of the Nonqualified Stock Option which is not exercisable on the date of such termination shall expire upon such termination. In the event of the termination of a Nonemployee Director’s service with the Company for Cause, all outstanding Nonqualified Stock Options granted to such Nonemployee Director shall expire. For purposes of the Plan, any termination of a Nonemployee Director’s service with the Company shall be deemed not to occur if the Nonemployee Director continues to serve as consultant, employee or in any other capacity.

Section 8.    Restricted Stock.

(a)    General.    Awards of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an Award Agreement. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Awards of Restricted Stock shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock; and the Restricted Period (as defined in Section 8(d)) applicable to awards of Restricted Stock. The provisions of the awards of Restricted Stock need not be the same with respect to each Participant.

(b)    Purchase Price.    The price per Share, if any, that a Recipient must pay for Shares purchasable under an award of Restricted Stock shall be determined by the Administrator in its sole discretion at the time of grant.

(c)    Awards and Certificates.    The prospective recipient of an Award of Restricted Stock shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award Agreement evidencing the Award and delivered a fully executed copy thereof to the Company, within such period as the Administrator may specify after the award date. Each Participant who is granted an award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award, provided that the Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

(d)    Nontransferability.    Any Award of Restricted Stock granted pursuant to this Section 8 shall be subject to the restrictions on transferability set forth in this paragraph (d). During such period as may be set by the Administrator in the Award Agreement (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge, hypothecate or assign Shares of Restricted Stock awarded under the Plan except by will or the laws of descent and distribution, provided that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine in its sole discretion. The Administrator may also impose such other restrictions and conditions, including the achievement of Performance Goals, on Restricted Stock as it deems appropriate. In no event shall the Restricted Period end with respect to a Restricted Stock Award prior to the satisfaction by the Participant of any liability arising under Section 16 hereof. Any attempt to dispose of any Restricted Stock in contravention of any such restrictions shall be null and void and without effect.

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(e)    Rights as a Stockholder.    Except as provided in Section 8(c) and (d), the Participant shall possess all incidents of ownership with respect to Shares of Restricted Stock during the Restricted Period, including the right to receive or reinvest dividends with respect to such Shares (except that the Administrator may provide in its discretion that any dividends paid in property other than cash shall be subject to the same restrictions as those that apply to the underlying Restricted Stock) and to vote such Shares. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such awards of Restricted Stock except as the Administrator, in its sole discretion, shall otherwise determine.

(f)    Termination of Employment.    The rights of Participants granted an Award of Restricted Stock upon termination of employment with or service as a director of the Company or any Parent, Subsidiary or Affiliate for any reason during the Restricted Period shall be set forth in the Award Agreement governing such Award.

Section 9.    Restricted Stock Units.

(a)    Vesting.    At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such Restricted Stock Units as it, in its sole discretion, deems appropriate, to be contained in the Award Agreement. The Committee may divide such Restricted Stock Units into classes and assign different vesting conditions for each class. Provided that all conditions to the vesting of a Restricted Stock Unit are satisfied, and except as provided in Section 9(c), upon the satisfaction of all vesting conditions with respect to a Restricted Stock Unit, such Restricted Stock Unit shall vest. The provisions of the awards of Restricted Stock Units need not be the same with respect to each Participant.

(b)    Benefit Upon Vesting.    Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive, within 30 days of the date on which such Restricted Stock Unit vests, an amount in cash or Common Stock with a Fair Market Value equal to the sum of (1) the Fair Market Value of a Share of Common Stock on the date on which such Restricted Stock Unit vests and (2) the aggregate amount of cash dividends paid with respect to a Share of Common Stock during the period commencing on the date on which the Restricted Stock Unit was granted and terminating on the date on which such Share vests.

(c)    Termination of Employment.    The rights of Participants granted a Restricted Stock Unit upon termination of employment with or service as a director of the Company or any Parent, Subsidiary or Affiliate for any reason before the Restricted Stock Unit vests shall be set forth in the Award Agreement governing such Award.

Section 10.    Stock Bonus Awards.

In the event that the Committee grants a Stock Bonus, a certificate for the shares of Common Stock constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

Section 11.    Stock Appreciation Rights.

(a)    Grant of SARs.    Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator in its sole discretion. The Administrator may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR. The Administrator shall have complete discretion in determining the number of SARs granted to each Participant (subject to Section 4 hereof) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The provisions of the awards of SARs need not be the same with respect to each Participant.

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(b)    Grant Price.    The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Exercise Price of the related Option.

(c)    Exercise of Tandem SARs.    Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an Incentive Stock Option: (i) the Tandem SAR will expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

(d)    Exercise of Freestanding SARs.    Freestanding SARs may be exercised upon whatever terms and conditions the Administrator, in its sole discretion, imposes upon them.

(e)    SAR Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Administrator shall determine.

(f)    Term of SARs.    The term of an SAR granted under the Plan shall be determined by the Administrator, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

(g)    Payment of SAR Amount.    Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)    the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

(ii)    the number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Administrator’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

Section 12.    Effect of Change in Control.

Except as otherwise provided in an Award Agreement, all outstanding Shares of Restricted Stock and Restricted Stock Units granted to a Participant which have not theretofore vested shall immediately vest and all restrictions on such Shares and Units shall immediately lapse, and each Option and Stock Appreciation Right granted to a Participant and outstanding at such time shall become fully and immediately exercisable, if (i) there is a Change in Control and (ii) the Participant’s employment with or service as a director of the Company or any Parent, Subsidiary or Affiliate is terminated by such entity for any reason other than for Cause within 2 years following the Change in Control, or the Participant terminates employment with (or other service to) the Company or any Parent, Subsidiary or Affiliate within 2 years following the Change in Control and after there is a material adverse change in the nature or status of the Participant’s duties or responsibilities from those in effect immediately prior to the Change in Control.

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Section 13.    Other Awards.

Other forms of Awards (“Other Awards”) valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of Shares to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

Section 14.    Amendment and Termination.

The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of section 162(m) of the Code, section 422 of the Code, stock exchange rules or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 4 of Plan, no such amendment shall impair the rights of any Participant without his or her consent. Notwithstanding the foregoing provisions of this Section 14, neither the Plan nor any outstanding Option shall be amended to decrease the Exercise Price of any outstanding Option unless first approved by the requisite vote of stockholders.

Section 15.    Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 16.    Withholding Taxes.

(a)    Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local tax withholding requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local tax withholding requirements related thereto. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery Shares or by delivering Shares already owned by the Participant for at least six months, in each case, having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

(b)    If the Participant makes a disposition, within the meaning of section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant’s exercise of an Incentive Stock Option, and such disposition occurs within the two-year period commencing on the day after the date of grant or within the one-year period commencing on the day after the date of exercise, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

Section 17.    General Provisions.

(a)    Shares shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant

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provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws.

(b)    All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock may then be listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such agreements and representations as the Administrator, in its sole discretion, deems necessary or desirable.

(c)    Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent, Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent, Subsidiary or Affiliate to terminate the employment or service of any of its Eligible Recipients at any time.

(d)    No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(e)    If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

(f)    The Plan and all Awards shall be governed by the laws of the State of Delaware without regard to its principles of conflict of laws.

Section 18.    Stockholder Approval; Effective Date of Plan.

Subject to the approval of the Plan by the stockholders of the Company, the Plan shall be effective as of February 11, 2003, the date of its approval by the Board (the “Effective Date”). Any Option that is designated as a Incentive Stock Option shall be a Nonqualified Stock Option if the Plan is not approved by the stockholders of the Company within twelve (12) months before or after the Effective Date of the Plan. No award that is intended to qualify as performance-based compensation within the meaning of section 162(m) of the Code shall be effective unless and until the Plan is approved by the stockholders of the Company.

Section 19.    Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but Awards theretofore granted may extend beyond that date.

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Exhibit C

AMERIGROUP CORPORATION

2003 CASH INCENTIVE PLAN

1.    Purpose

The purpose of the AMERIGROUP Corporation 2003 Cash Incentive Plan is to reinforce corporate, organizational and business-development goals; to promote the achievement of year-to-year and long-range financial and other business objectives; and to reward the performance of individual officers and other key employees in fulfilling their personal responsibilities for long-range achievements.

2.    Definitions

The following terms, as used herein, shall have the following meanings:

a.    “Affiliate” shall mean any entity, whether now or hereafter existing, that controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, “control” shall mean ownership of 50% or more of the voting power of the entity.

b.    “Award” shall mean an annual incentive compensation award, granted pursuant to the Plan, which is contingent upon the attainment of Performance Goals with respect to a Performance Period.

c.    “Award Agreement” shall mean any written agreement, contract, or other instrument or document between the Company and a Participant evidencing an Award.

d.    “Base Salary” shall mean the base salary paid to a Participant during any Performance Period.

e.    “Board” shall mean the Board of Directors of the Company.

f.    “Change in Control” shall have the meaning set forth in the AMERIGROUP Corporation 2003 Equity Incentive Plan.

g.    “Code” shall mean the Internal Revenue Code of 1986, as amended.

h.    “Committee” shall mean the Compensation Committee of the Board.

i.    “Common Stock” shall mean shares of common stock, par value $0.01 per share, of the Company.

j.    “Company” shall mean AMERIGROUP Corporation and its successors.

k.    “Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

1.    “Participant” shall mean an officer or other key employee of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

m.    “Performance Goals” shall mean Performance Goals determined by the Committee in its sole discretion. Such goals may be based on one or more of the following criteria: (i) return on total stockholder equity; (ii) earnings per share of Common Stock; (iii) net income (before or after taxes); (iv) earnings before all or any interest, taxes, depreciation and/or amortization (“EBIT,” “EBITA,” or “EBITDA”); (v) gross revenue; (vi) return on assets; (vii) market share; (viii) cost reduction goals; (ix) earnings from continuing operations, levels of expense, cost or liability, and (x) membership goals, in each case, as applicable, as determined in accordance with generally accepted accounting principles. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no vesting will occur, levels of performance at which specified vesting will occur, and a maximum level of performance at which full vesting will occur. Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

n.    “Performance Period” shall mean, in the discretion of the Committee, the Company’s fiscal year, a period of two Company fiscal years, or a period of three Company fiscal years, which periods may overlap (or, for any individual who becomes a Participant during the pendency of any such period, the remainder of such period).

o.    “Plan” shall mean the AMERIGROUP Corporation 2003 Cash Incentive Plan, as amended from time to time.

p.    “Subsidiary” and “Subsidiaries” shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of a subsidiary corporation provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.    Administration

The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and performance criteria, including Performance Goals, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered; to make adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee shall consist of two or more persons, each of whom shall be an “outside director” within the meaning of Section 162(m) of the Code. The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.

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No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.    Eligibility

Awards may be granted to officers and other key employees of the Company selected by the Committee in its sole discretion. Subject to Section 5(b) below, in determining the persons to whom Awards shall be granted and the Performance Goals relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.    Terms of Awards

Awards granted pursuant to the Plan shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve.

a.    In General    The Committee shall specify with respect to a Performance Period the Performance Goals applicable to each Award, the minimum, target and maximum levels applicable to each Performance Goal, and the amounts payable under attainment of thresholds within such range. The minimum level reflects the level of performance at which 80% of the Performance Goal is achieved and below which no payment shall be made; the target level reflects the level of performance at which 100% of the Performance Goal is achieved; and the maximum level reflects the level of performance at which 120% of the Performance Goal is achieved. Awards for any Performance Period may be expressed as a dollar amount or as a percentage of the Participant’s Base Salary. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of Awards shall be made only if and to the extent the Performance Goals with respect to such Performance Period are attained.

b.    Special Provisions Regarding Awards    Notwithstanding anything to the contrary contained in this Section 5, in no event shall payment in respect of Awards granted for a Performance period be made to a participant who is a Covered Employee in an amount that exceeds the lesser of (i) $2,000,000 multiplied by the number of years in the Performance Period, or (ii) 200% of such Participant’s Base Salary multiplied by the number of years in the Performance Period.

c.    Time and Form of Payment    Unless otherwise determined by the Committee, all payments in respect of Awards granted under this Plan shall be made, in cash, within a reasonable period after the end of the Performance Period; provided that in order to receive such payment, a Participant must be employed by the Company or one of its affiliates on the day such payment is to be made. In addition, in the case of Participants who are Covered Employees, unless otherwise determined by the Committee, such payments shall be made only after achievement of the Performance Goals has been certified by the Committee.

6.     General Provisions

a.    Compliance With Legal Requirements    The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

b.    Nontransferability    Awards shall not be transferable by a Participant except by will or the laws of descent and distribution.

c.    No Right to Continued Employment    Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such

3

Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant’s employment.

d.    Withholding Taxes    The Company shall have the right to withhold the amount of any taxes that the Company may be required to withhold before delivery of payment of an Award to the Participant or other person entitled to such payment, or to make such other arrangements for the withholding of taxes that the Company deems satisfactory

e.    Amendment, Termination and Duration of the Plan    The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that no amendment that requires shareholder approval in order the for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted under the Plan.

f.    Participant Rights    No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment among Participants.

g.    Unfunded Status of Awards    The Plan is intended to constitute an “unfunded” plan for incentive compensation.

h.    Successor to the Company    Unless otherwise agreed by the Company in an applicable agreement, any successor to the Company shall be required to (i) expressly assume the Company’s obligations under the Plan in connection with a Change in Control, and (ii) honor the Company’s obligations under the Plan and any Award granted thereunder, without adverse alteration to the rights of any Participant, with respect to the Performance Period during which such Change in Control occurs.

i.    Governing Law    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

j.    Beneficiary    A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the grantee’s beneficiary.

k.    Interpretation    The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

l.    Effective Date    The Plan shall take effect upon its adoption by the Board.

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PROXY

AMERIGROUP CORPORATION

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint Stanley F. Baldwin, Esq. and Scott M. Tabakin and each of them, the true and lawful attorneys-in-fact and proxies of the undersigned (acting by a majority hereunder), each with full power of substitution, to vote all common shares of the undersigned in AMERIGROUP Corporation at the Annual Meeting of Stockholders to be held on May 13, 2003 at 10:00 A.M. in the Cape Hatteras Room at the Sheraton Oceanfront Hotel on 36th and Boardwalk, Virginia Beach, Virginia, and at any adjournment thereof, upon all matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this proxy. This proxy revokes all prior proxies given by the undersigned.

(Please sign and date on reverse side)

Please date, sign and mail your

proxy card back as soon as possible!

Annual Meeting of Stockholders

AMERIGROUP CORPORATION

May 13, 2003

¯    Please Detach and Mail in the Envelope Provided    ¯

A	☒	Please mark your votes as in this example.

	FOR all nominees listed at right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING: (See the Reverse for Additional Instructions on Proposition 1)			FOR	AGAINST	ABSTAIN
1. Election of directors.	☐	☐	Nominees:	Carlos A. Ferrer William J. McBride	4. Appointment of KPMG LLP as independent auditors.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), strike a line through that nominee(s) name in the list at right.					5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

2. Approval of the 2003 Equity Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐	THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL AND THE NOMINEES.

3. Approval of the 2003 Cash Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐	IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE.

Signature                                                                                    Signature, if held jointly                                                                                    Date:              , 2003

NOTE:	Please sign name exactly as it appears on the mailing label. When joint tenants hold shares, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in the corporate name by president or another authorized officer. If a partnership, please sign by an authorized person.